01:36:16 PM                                             EXHIBIT 99. 5


                      MBNA MASTER CREDIT CARD TRUST 93-1

                           KEY PERFORMANCE FACTORS
                                     April, 1996



        Scheduled Maturity                                        9/15/98


        Coupon                                                    5.8000%


        Excess Protection Level
          3 Month Average                                           6.80%
        April, 1996                                                 5.75%
        March, 1996                                                 7.52%
        February, 1996                                              7.13%


        Cash Yield                                                 17.74%


        Investor Charge Offs                                        3.68%


        Base Rate                                                   8.30%


        Over 35 Day Delinquency                                     4.08%


        Seller's Interest                                          21.59%


        Total Payment Rate                                         10.42%


        Total Principal Balance                         $9,437,516,072.02


        Investor Participation Amount                     $750,000,000.00


        Seller Participation Amount                     $2,037,516,072.01